SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              AMENDMENT TO FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) JANUARY 17, 2003


       SECURITISATION ADVISORY SERVICES PTY. LIMITED (ABN 88 064 133 946)
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             (Exact Name of Registrant as Specified in its Charter)


             AUSTRALIAN CAPITAL TERRITORY, COMMONWEALTH OF AUSTRALIA
             -------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-75072                                       Not Applicable
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


Level 6, 48 Martin Place, Sydney, 2000 Australia        Not Applicable
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   (Address of Principal Executive Offices)               (Zip Code)


                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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                         EXHIBIT INDEX LOCATED ON PAGE 5
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


ITEM 5.  OTHER EVENTS

     On February 14, 2002 (the "Closing Date"), Perpetual Trustee Company Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Series 2002-1G Medallion Trust (the "Trust"), publicly issued initial principal amount U.S. $1,000,000,000 of Class A-1 Mortgage Backed Floating Rate Notes due on the distribution date falling in April, 2033 (the "Notes") pursuant to a registration statement (No. 333-75072) declared effective on January 10, 2002.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on April 17, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on July 17, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on October 17, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on January 17, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.




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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

        (a) Financial Statements of Business Acquired.

            Not applicable

        (b) Pro Forma Financial Information.

            Not applicable

        (c) Exhibits.

        Exhibit
        No.           Document Description
        -------       --------------------
        99.4          Quarterly Servicing Report related to January 17, 2003
                      Distribution Date




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SECURITISATION ADVISORY SERVICES PTY. LIMITED (Registrant)


Dated: April 4, 2003               By:   /S/ ALICJA BLACKBURN
                                      ------------------------------------------
                                      Name:   Alicja Blackburn
                                      Title:  Authorised Officer



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


INDEX TO EXHIBITS

        Exhibit
        No.          Document Description
        --------------------------------------------------------------------

        99.4 Quarterly Servicing Report related to January 17, 2003 Distribution Date




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